Exhibit 21

Dominion Resources, Inc.

Subsidiaries of the Registrant

As of December 31, 2005

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
Dominion Resources, Inc.	Virginia	Dominion Resources, Inc.
DFV Capital Corporation	Delaware	DFV Capital Corporation
Dominion Alliance Holding, Inc.	Delaware	Dominion Alliance Holding, Inc.
Dominion Canada Finance Company	Nova Scotia	Dominion Canada Finance Company
Dominion Energy Holdings, Inc.	Virginia	Dominion Energy Holdings, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Ohio ES, Inc.	Ohio	Dominion Ohio ES, Inc.
Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.
Dominion Resources Capital Trust I	Delaware	Dominion Resources Capital Trust I
Dominion Resources Capital Trust II	Delaware	Dominion Resources Capital Trust II
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Dominion Resources Capital Trust IV	Delaware	Dominion Resources Capital Trust IV
Dominion Technical Solutions, Inc.	Virginia	Dominion Technical Solutions, Inc.
DT Services, Inc.	Virginia	DT Services, Inc.
Dominion Fiber Ventures, LLC	Delaware	Dominion Fiber Ventures, LLC
Consolidated Natural Gas Company	Delaware	Consolidated Natural Gas Company
CNG Coal Company	Delaware	CNG Coal Company
CNG International Corporation	Delaware	CNG International Corporation
CNG Kauai, Inc.	Delaware	CNG Kauai, Inc.
Kauai Power Partners, L. P.	Delaware	Kauai Power Partners, L. P.
CNG Main Pass Gas Gathering Corporation	Delaware	CNG Main Pass Gas Gathering Corporation
CNG Oil Gathering Corporation	Delaware	CNG Oil Gathering Corporation
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Armstrong Energy Limited Partnership, LLLP	Delaware	Armstrong Energy Limited Partnership, LLLP
Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.
Dominion Cove Point LNG Company, LLC	Delaware	Dominion Cove Point LNG Company, LLC
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion LNG Barge Company	Delaware	Dominion LNG Barge Company
Dominion CNG Capital Trust I	Delaware	Dominion CNG Capital Trust I
Dominion Exploration & Production, Inc.	Delaware	Dominion Exploration & Production, Inc.
DEPI Texas Holdings, LLC	Delaware	DEPI Texas Holdings, LLC
Dominion Exploration & Production I, L.P.	Texas	Dominion Exploration & Production I, L.P.
Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
Dominion Natural Gas Storage, Inc.	Delaware	Dominion Natural Gas Storage, Inc.
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Exploration MidContinent, Inc.	Oklahoma	Dominion Exploration MidContinent, Inc.
Dominion Gas Marketing, Inc.	Delaware	Dominion Gas Marketing, Inc.
LDNG Texas Holdings, LLC	Oklahoma	LDNG Texas Holdings, LLC

Dominion Natural Gas I, LP	Texas	Dominion Natural Gas I, LP
Stonewater Pipeline Company, L.P.	Texas	Stonewater Pipeline Company, L.P.
Stonewater Pipeline Company of Texas, Inc.	Texas	Stonewater Pipeline Company of Texas, Inc.
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Member Services, Inc.	Delaware	Dominion Member Services, Inc.
Dominion Retail, Inc.	Delaware	Dominion Retail, Inc.
Dominion South Holdings I, Inc.	Delaware	Dominion South Holdings I, Inc.
Dominion South Holdings II, LLC	Delaware	Dominion South Holdings II, LLC
Dominion South Pipeline Company, LP	Delaware	Dominion South Pipeline Company, LP
Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.
Tioga Properties, LLC	Delaware	Tioga Properties, LLC
Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.
NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.
NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.
Hope Gas, Inc.	West Virginia	Dominion Hope
The East Ohio Gas Company	Ohio	Dominion East Ohio
The Peoples Natural Gas Company	Pennsylvania	Dominion Peoples
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
Dominion Armstrong, Inc.	Delaware	Dominion Armstrong, Inc.
Dominion Armstrong Services Company, Inc.	Delaware	Dominion Armstrong Services Company, Inc.
Dominion Black Warrior Basin, Inc.	Alabama	Dominion Black Warrior Basin, Inc.
Dominion Cogen, Inc.	Virginia	Dominion Cogen, Inc.
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Dresden, Inc.	Delaware	Dominion Dresden, Inc.
Dresden Energy, LLC	Delaware	Dresden Energy, LLC
Dominion Dresden Services Company, Inc.	Delaware	Dominion Dresden Services Company, Inc.
Dominion Elwood, Inc.	Delaware	Dominion Elwood, Inc.
Dominion Elwood Expansion, Inc.	Delaware	Dominion Elwood Expansion, Inc.
Dominion Elwood Services Company, Inc.	Virginia	Dominion Elwood Services Company, Inc.
Dominion Energy Construction Company	Virginia	Dominion Energy Construction Company
Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.
Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.
Dominion Energy New England, Inc.	Massachusetts	Dominion Energy New England, Inc.
Dominion Energy Brayton Point, LLC	Virginia	Dominion Energy Brayton Point, LLC
Dominion Energy Salem Harbor, LLC	Virginia	Dominion Energy Salem Harbor, LLC
Dominion Energy Manchester Street, Inc.	Virginia	Dominion Energy Manchester Street, Inc.
Dominion Energy Peru Holdings, Inc.	Virginia	Dominion Energy Peru Holdings, Inc.
Dominion Energy Services Company, Inc.	Virginia	Dominion Energy Services Company, Inc.
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Equipment II, Inc.	Virginia	Dominion Equipment II, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Fairless Energy, LLC	Delaware	Fairless Energy, LLC
Dominion Kincaid, Inc.	Virginia	Dominion Kincaid, Inc.
Kincaid Generation, L.L.C.	Virginia	Kincaid Generation, L.L.C.
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear Holdings, Inc.	Delaware	Dominion Nuclear Holdings, Inc.
Dominion Nuclear Marketing III, L.L.C.	Delaware	Dominion Nuclear Marketing III, L.L.C.

Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.
Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.
Dominion Nuclear North Anna, LLC	Virginia	Dominion Nuclear North Anna, LLC
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Pleasants, Inc.	Virginia	Dominion Pleasants, Inc.
Pleasants Energy, LLC	Delaware	Pleasants Energy, LLC
Dominion Pleasants Services Company, Inc.	Delaware	Dominion Pleasants Services Company, Inc.
Dominion Reserves, Inc.	Virginia	Dominion Reserves, Inc.
Carthage Energy Services, Inc.	Michigan	Carthage Energy Services, Inc.
Dominion Appalachian Development, LLC	Virginia	Dominion Appalachian Development, LLC
Dominion Appalachian Development Properties, LLC	Virginia	Dominion Appalachian Development Properties, LLC
Dominion Gas Processing MI, Inc.	Virginia	Dominion Gas Processing MI, Inc.
Frederic HOF Limited Partnership	Virginia	Frederic HOF Limited Partnership
Dominion Midwest Energy, Inc.	Michigan	Dominion Midwest Energy, Inc.
Dominion Reserves – Utah, Inc.	Utah	Dominion Reserves – Utah, Inc.
Dominion San Juan, Inc.	Virginia	Dominion San Juan, Inc.
San Juan Partners, LLC	Texas	San Juan Partners, LLC
Dominion State Line, Inc.	Delaware	Dominion State Line, Inc.
State Line Energy, LLC	Indiana	State Line Energy, LLC
Dominion Storage, Inc.	Virginia	Dominion Storage, Inc.
Dominion Energy Canada Limited	Alberta	Dominion Energy Canada Limited
Dominion Exploration Canada Ltd.	Alberta	Dominion Exploration Canada Ltd.
Domcan Boundary Corp.	Alberta	Domcan Boundary Corp.
Dominion Exploration Partnership	Alberta	Dominion Exploration Partnership
Dominion Troy, Inc.	Delaware	Dominion Troy, Inc.
Troy Energy, LLC	Delaware	Troy Energy, LLC
Dominion Troy Services Company, Inc.	Delaware	Dominion Troy Services Company, Inc.
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Niton US, Inc.	Virginia	Niton US, Inc.
Remington, L.L.C.	Virginia	Remington, L.L.C.
Domcan NS1ULC	Nova Scotia	Domcan NS1ULC
Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina Power (in North Carolina)
Virginia Power Capital Trust II	Delaware	Virginia Power Capital Trust II
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Dominion Generation Corporation	Virginia	Dominion Generation Corporation
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
VP Property, Inc.	Virginia	VP Property, Inc.
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.